                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K
                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                  DECEMBER  19, 1996
                                  ------------------
                   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                    ML DIRECT INC.
                                    --------------
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                   333-3162                 13-3842020
    --------                   --------                 ----------
(STATE OR OTHER JURIS. OF    (COMMISSION FILE           (IRS EMPLOYER
    INCORPORATION)                   NUMBER)              IDENTIFICATION NO.)


3001 EXECUTIVE DRIVE, SUITE 120
CLEARWATER, FLORIDA                                        34622
-------------------                                        -----
(ADDRESS OF PRINCIPAL                                    (ZIP CODE)
 EXECUTIVE OFFICES)


                                    (813) 572-8703
                                    --------------
                           (REGISTRANT'S TELEPHONE NUMBER,
                                 INCLUDING AREA CODE)

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ITEM 4.       CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

    On December 19, 1996, the Board of Directors of ML Direct Inc. ("ML Direct"), approved the retention of Deloitte and Touche LLP as the principal accountant to audit ML Direct's financial statements for the year ended November 30, 1996. On December 19, 1996 the Board of Directors dismissed Moore Stephens, P.C. as the principal accountant of ML Direct Inc.

    During the Registrant's fiscal years ended November 30, 1995 and November 30, 1996 and in the subsequent interim period through December 19, 1996, there were no disagreements with Moore Stephens, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which if not resolved to the satisfaction of Moore Stephens, P.C. would have caused Moore Stephens to make a reference to the subject matter of the disagreement in connection with Moore Stephens' Report on the Registrant's financial statements for such periods. During such period Moore Stephens has not advised the Registrant as to the presence of any reportable event as described in Item 304 of Regulation S-B.

    Moore Stephens' Report dated December 20, 1995 on Registrant's financial statements for the period from June 22, 1995 (date of inception) to November 30, 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit 1--- Letter of Moore Stephens, P.C. to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a) (3) of Regulation S-B

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       ML DIRECT INC.




Date:  December  24, 1996              By:  /s/ Nancy Shalek
                                            ----------------------------------
                                            Nancy Shalek
                                            Chairman